UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: August 12, 2004

(Date of earliest event reported)

Grande Communications Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware		74-3005133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Carlson Circle, San Marcos, TX	78666
(Address of principal executive offices)	(Zip Code)

512-878-4000

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is filed as a part of this report:

99	Grande Communications Holdings, Inc. Press Release Dated August 12, 2004.

Pursuant to the rules and regulations of the Securities and Exchange Commission, information attached as Exhibit 99 is being furnished pursuant to Item 12 and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 12. Results of Operations and Financial Condition.

On August 12, 2004, Grande Communications Holdings, Inc. issued a press release announcing earnings for the second quarter ended June 30, 2004. The text of the press release is attached to this report as Exhibit 99.

The information in this Item 12 and Exhibit 99 attached hereto and incorporated herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by Grande Communications Holdings, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANDE COMMUNICATIONS HOLDINGS, INC.

Date: August 12, 2004	By:	/s/ Michael L. Wilfley
Michael L. Wilfley
Chief Financial Officer

2

EXHIBIT INDEX

Exhibit No.	Name of Exhibit
99	Grande Communications Holdings, Inc. Press Release Dated August 12, 2004.

3